UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 4, 2015
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 Sixth Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 4, 2015, the Board of Directors of Nordstrom, Inc. (the “Company”) appointed Blake W. Nordstrom, Erik B. Nordstrom and Peter E. Nordstrom to the roles of Co-President of the Company. Previously, Blake Nordstrom served as President, Erik Nordstrom served as Executive Vice President and President - Nordstrom.com, and Peter Nordstrom served as Executive Vice President and President - Merchandising. Each of Blake, Erik and Peter Nordstrom was previously a Named Executive Officer of the Company, and the foregoing appointment did not result in any change in salary, benefits or other compensatory arrangement with respect to these officers. Accordingly, the information required by this Item 5.02(c) with respect to Regulation S-K Item 401(b), (d) and (e), and Regulation S-K Item 404(4) is hereby incorporated by reference to the Company’s Current Report on Form 8-K dated February 19, 2015, as subsequently amended, and the Company’s Proxy Statement dated March 26, 2015.
ITEM 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of the Company held on May 5, 2015, the shareholders voted on the election of each of the Company’s thirteen nominees for directors for the term of one year, the ratification of the appointment of Deloitte & Touche LLP as Independent Auditors of the Company, and cast an advisory vote regarding the compensation of the Company’s Named Executive Officers.
The results of the voting were as follows:

Election of Directors	For	Against	Abstentions	Broker Non-Votes
Shellye L. Archambeau	149,569,622	213,531	146,379	19,901,671
Phyllis J. Campbell	149,151,384	633,763	144,385	19,901,671
Michelle M. Ebanks	149,548,989	200,753	179,790	19,901,671
Enrique Hernandez, Jr.	148,289,755	1,506,335	133,442	19,901,671
Robert G. Miller	149,348,975	397,288	183,269	19,901,671
Blake W. Nordstrom	149,152,360	671,730	105,442	19,901,671
Erik B. Nordstrom	149,122,693	699,950	106,889	19,901,671
Peter E. Nordstrom	149,119,949	703,346	106,237	19,901,671
Philip G. Satre	149,480,301	265,849	183,382	19,901,671
Brad D. Smith	149,490,737	249,042	189,753	19,901,671
B. Kevin Turner	149,478,123	230,021	221,388	19,901,671
Robert D. Walter	149,494,704	238,226	196,602	19,901,671
Alison A. Winter	148,505,417	1,290,353	133,762	19,901,671
Ratification of the Appointment of Independent Auditors	168,536,838	1,146,903	147,462	n/a
Advisory Vote Regarding Executive Compensation	146,712,573	2,787,590	429,369	19,901,671
ITEM 8.01 Other Events
On May 5, 2015, Nordstrom, Inc. issued a press release announcing the appointment of Blake W. Nordstrom, Erik B. Nordstrom and Peter E. Nordstrom to the roles of Co-President of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On May 5, 2015, Nordstrom, Inc. issued a press release announcing that its Board of Directors has approved a quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits

99.1	Press release of Nordstrom, Inc., dated May 5, 2015.
99.2	Press release of Nordstrom, Inc., dated May 5, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Robert B. Sari
Robert B. Sari
Executive Vice President,
General Counsel and Corporate Secretary

Date: May 8, 2015

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release of Nordstrom, Inc., dated May 5, 2015.
99.2	Press release of Nordstrom, Inc., dated May 5, 2015.